A Strategy of Dynamic growth Investor Presentation | 1st Quarter 2016 Update Exhibit 99.1

Certain statements in this Investor Presentation may be regarded as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Certain forward-looking statements discuss the Company’s plans, strategies and intentions, and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “expects,” “may,” “will,” “believes,” “should,” “would,” “could,” “approximately,” “anticipates,” “estimates,” “targets,” “intends,” “likely,” “projects,” “positioned,” “strategy,” “future,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms. All statements other than statements of historical fact are “forward–looking statements” for purposes of federal and state securities laws. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement. These forward-looking statements are based on various assumptions and the current expectations of the management of the Company, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Certain factors may cause actual results to differ significantly from these forward-looking statements. If any of the events occur, there is no guarantee what effect they will have on the operations or financial condition of the Company. Major risks, uncertainties and assumptions include, but are not limited to, risks relating to: the Company’s capital and financing needs and availability; any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; the Company’s ability to integrate and operate assets successfully after the closing of an acquisition; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, and the strength of the U.S. dollar; and other factors. However, it is not possible to predict or identify all such factors. In addition, the Company has disclosed under the heading “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the “Annual Report”), filed with the U.S. Securities and Exchange Commission on February 19, 2016, the risk factors which materially affect its business, financial condition and operating results. Investors are encouraged to review the Annual Report for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law. Forward-Looking Statements

Top-25 U.S. homebuilder(1) 13 consecutive years of profitability Since founding in 2002 Attractive land positions in 151 communities(2) 13,188 lots owned and controlled(2) 87 active selling communities(2) Strategically located in attractive major metropolitan markets, across Denver, Northern Colorado, and Colorado Springs, CO; Austin, San Antonio and Houston, TX; Las Vegas, NV; Atlanta, GA; and Salt Lake City, UT. Focused On Markets With Exceptional Growth Potential A Premier Homebuilder OF QUALITY HOMES Based on 2015 closings, as ranked by BUILDER Online. As of March 31, 2016 Total Revenue ($mm) Net Income ($mm) Adjusted EBITDA ($mm) +665% +550% +758%

Key Highlights Seasoned and Aligned Management Team Strong and Growing Geographical Footprint Superior Operating Performance Attractive and Well-Located Land Positions Diversified Operating Strategy Financial Capacity to Execute Growth Strategy

Full Year 2015 Highlights REVENUES $734.5m “$372.1m (+103%) vs 2014 Avg Selling Price $302,140 Total Closings 2,401 (+130% y/y) PRE-TAX INCOME $60.3m “$29.3m (+95%) vs 2014 ADJUSTED EBITDA $77.8m “$36.8m (+90%) vs 2014 Overhead as % of home sales revenues 12.1% (120 bps improvement y/y) NET INCOME $39.9m “$19.9m (+100%) vs 2014 BACKLOG 714 homes Avg Sales Price $379,745 Backlog $$ value: $271.1 million (+10% y/y) CREDIT $60m Senior Unsecured Notes (due 2022) $300m Revolving Credit Facility $100m Accordion Feature

Q1 2016 Highlights REVENUES $184.1m “$27.7m (+17%) vs Q1 2015 Avg Selling Price $330,600 PRE-TAX INCOME $12.4m “$2.9m (+31%) vs Q1 2015 ADJUSTED EBITDA $17.0m “$2.9m (+20%) vs Q1 2015 Overhead as % of home sales revenues 13.9% NET INCOME $8.0m “$1.6m (+26%) vs Q1 2015 BACKLOG 969 homes Avg Sales Price $372,900 Backlog $$ value: $361.3 million (+17% y/y) CREDIT $300m Revolving Credit Facility $260m Senior Unsecured Notes due 2022 Moody’s rated B3/Stable S&P rated B/Stable Both reaffirmed April 2016

Profitably growing The Footprint Our strategy 2016 revenue and closing estimates based on the mid-point of 2016 guidance as of February 18, 2016.

At current valuations, CCS trades at a compelling valuation to “New IPO” Peers, “Small Cap Builders” and “Mid Cap Builders” Industry leading EBITDA growth well ahead of peer groups Note: Values for “New IPO”, “Small Cap Builders” and “Mid Cap Builders” represent average values for each group. “New IPO” is comprised of LGIH, NWHM, UCP, WCIC and WLH. “Small Cap Builders” is comprised of ‘CCS, AVHI, LGIH, MHO, NWHM, UCP, WCI and WLH.’ “Mid Cap Builders” is comprised of KBH, MDC, MTH, TMHC and TPH. All values as of 03/30/16 closing prices. Outsized growth potential Price / Book Value 2015 EBITDA Growth

Larger, faster growing homebuilding operations driving better SG&A leverage and stronger returns on equity vs peer group Source: SNL, Emerging Growth Peer average is comprised of AVHI, LGIH, NWHM, UCP, WCIC, WLH S,G&A as % of Homebuilding Revenues Return on Equity Net New Home Contracts Home Deliveries ONE OF THE LARGEST AND FASTEST GROWING NEWLY PUBLIC HOMESBUILDERS

Key Highlights Seasoned and Aligned Management Team Strong and Growing Geographical Footprint Superior Operating Performance Attractive and Well-Located Land Positions Diversified Operating Strategy Financial Capacity to Execute Growth Strategy

Management team Seasoned and aligned DALE FRANCESCON CHAIRMAN AND CO-CHIEF EXECUTIVE OFFICER Co-founder of CCS Owns 14% of CCS 25+ years of homebuilding ROBERT FRANCESCON PRESIDENT AND CO-CHIEF EXECUTIVE OFFICER Co-founder of CCS Owns 14% of CCS 25+ years of homebuilding DAVID MESSENGER CHIEF FINANCIAL OFFICER Joined CCS in 2013 Former CAO/CFO of UDR

CENTURY COMMUNITIES

DEMONSTRATED LONG TERM TRACK RECORD OF PROFITABILITY THROUGH MULTIPLE HOUSING CYCLES

CYCLE-TESTED MANAGEMENT TEAM

2002 - 2012

Century Communities formed in 2002

Colorado based homebuilder with communities in Denver, Northern Colorado and Colorado Springs

2012 Operating Highlights	
Net New Home Orders:	415
Deliveries:	336
ASP:	$286k
Revenues:	$96.0m
Net Income:	$6.1m
Inventories:	$77.3m
Owned/Controlled Lots:	3,072
Backlog Units	148
Backlog Value	$451.6

2013

Raised $241.5m of 144A equity

Acquired Jimmy Jacobs Homes in Central Texas for $15.7m

2013 Operating Highlights	
Net New Home Orders:	406
Deliveries:	448
ASP:	$382k
Revenues:	$171.1m
Net Income:	$12.4m
Inventories:	$184.1m
Owned/Controlled Lots:	8,341
Backlog Units	222
Backlog Value	$103.4

2014

Acquired LVLH in Las Vegas for $165m

Raised $200m of Senior Unsecured Notes due 2022

Raised $92.0m of IPO equity

Acquired Grand View Builders in Houston for $13m

Acquired Peachtree Communities in Atlanta for $57m

2014 Operating Highlights	
Net New Home Orders:	1,042
Deliveries:	1,046
ASP:	$336k
Revenues:	$362.4m
Net Income:	$20.0m
Inventories:	$556.3m
Owned/Controlled Lots:	11,463
Backlog Units	772
Backlog Value	$246.3

2015

Raised $60m of Senior Unsecured Notes due 2022

Expanded Revolving Credit facility to $300m with $100m accordion feature

2015 Operating Highlights	
Net New Home Orders:	2,356
Deliveries:	2,401
ASP:	$302k
Revenues:	$734.5m
Net Income:	$39.9m
Inventories:	$810.1m
Owned/Controlled Lots:	13,160
Backlog Units	714
Backlog Value	$271.1

2016

Entered the Salt Lake City market

Q1 2016 Operating Highlights	
Net New Home Orders:	794
Deliveries:	539
ASP:	$336k
Revenues:	$184.1m
Net Income:	$8.0m
Inventories:	$867.4m
Owned/Controlled Lots:	13,188
Backlog Units	969
Backlog Value	$361.4

12

Key Highlights Seasoned and Aligned Management Team Strong and Growing Geographical Footprint Superior Operating Performance Attractive and Well-Located Land Positions Diversified Operating Strategy Financial Capacity to Execute Growth Strategy

Diverse & Growing Economies Focus on metros with robust economic, job, and population growth Markets characterized by strong demand, constrained supply, and healthy projected price appreciation Premier Locations & Amenities Locations with excellent access to jobs, transport, schools and lifestyle centers Premium amenities including expansive parks and golf courses Broadly Targeted Customers First time homebuyer, first and second move-up, lifestyle buyer Multiple price points allow for maximized profitability Broad product offering with cutting edge designs Diversified Operating Strategy Best-in-class diversified product offering targeting wide range of customer demographics

Key Highlights Seasoned and Aligned Management Team Strong and Growing Geographical Footprint Superior Operating Performance Attractive and Well-Located Land Positions Diversified Operating Strategy Financial Capacity to Execute Growth Strategy

CENTURY COMMUNITIES

FIVE STATES, NINE ACTIVE MSAs, 151 TOTAL COMMUNITIES, SIGNIFICANT U.S. EXPANSION OPPORTUNITY

STRONG AND GROWING GEOGRAPHIC FOOTPRINT IN ATTRACTIVE MARKETS



ATLANTA DIVISION

2015 Net Sales:	1,134
2015 Deliveries:	1,175
Open Communities[1]:	33
Inventories[1][2]:	$159.3m
Lots Owned[1]:	2,667
Lots Controlled[1]:	2,575
Months' Supply[1]:	3.2 months



COLORADO DIVISION*

2015 Net Sales:	680
2015 Deliveries:	636
Open Communities[1]:	27
Inventories[1][2]:	$290.0m
Lots Owned[1]:	2,931
Lots Controlled[1]:	1,022
Months' Supply[1]:	
Denver:	1.1 months
Colorado Springs:	2.8 months

*(Denver, Northern Colorado & Colorado Springs)



LAS VEGAS DIVISION

2015 Net Sales:	258
2015 Deliveries:	262
Open Communities[1]:	5
Inventories[1][2]:	$185.3m
Lots Owned[1]:	1,904
Lots Controlled[1]:	--
Months' Supply[1]:	5.7 months



CENTRAL TEXAS DIVISION*

2015 Net Sales:	180
2015 Deliveries:	162
Open Communities[1]:	14
Inventories[1][2]:	$109.7m
Lots Owned[1]:	1,222
Lots Controlled[1]:	348
Months' Supply[1]:	
Austin:	2.0 months
San Antonio:	3.5 months

*(Austin & San Antonio)

HOUSTON DIVISION

2015 Net Sales:	104
2015 Deliveries:	167
Open Communities[1]:	9
Inventories[1][2]:	$44.2m
Lots Owned[1]:	271
Lots Controlled[1]:	220
Months' Supply[1]:	3.0 months



UTAH DIVISION*

Entered the market in May 2016 with the acquisition of 47 lots and own and control 207 lots[3]

(1) As of March 31, 2016
(2) Excludes Corporate inventories
(3) As of May 5, 2016

16

Operational Leverage on Expanding Footprint Growing deliveries and controlling fixed cost base to drive incremental profit

Successful Track Record Expansion Through Acquisitions Well-recognized private homebuilder in Austin and San Antonio, Texas Wide product range from first time move-up to “semi-custom” homes priced from under $300,000 to over $1,000,000 Acquired 166 lots (116 lots were under contract) and 95 homes under construction in the Austin and San Antonio markets SEPTEMBER 2013 JIMMY JACOBS HOMES APRIL 2014 LAS VEGAS LAND HOLDINGS A private homebuilder and land developer in Las Vegas, Nevada A range of products that target first and second time move-up and second home buyers, with prices ranging from $215,000 to $500,000 Acquired 1,761 lots in the Las Vegas market AUGUST 2014 GRAND VIEW BUILDERS Acquired Grand View Builders, Grand View Builders Custom Homes and SWMJ Construction, (collectively, “Grand View”); a private homebuilder in Houston, Texas Product range targeted at first time and first move-up homebuyers priced from low $200,000’s to over $525,000 Acquired 84 homes in backlog and 601 owned and controlled lots in the Houston market NOVEMBER 2014 PEACHTREE COMMUNITIES Private, well-established and considered the #2 homebuilder in the Atlanta, Georgia market A range of products targeted at first time and first move-up homebuyers priced near the mid $200,000’s Acquired 2,120 owned and controlled lots within 36 communities in the Atlanta market

Key Highlights Seasoned and Aligned Management Team Strong and Growing Geographical Footprint Superior Operating Performance Attractive and Well-Located Land Positions Diversified Operating Strategy Financial Capacity to Execute Growth Strategy

Represents total lots owned and controlled as of March 31, 2016 divided by the midpoint of closing guidance reconfirmed on May 5, 2016. As of March 31, 2016. Total Assets defined as total assets amount per the balance sheet, excluding Corporate assets. TOTAL ASSETS(2) Evaluate land opportunities based on contribution to overall profitability Ability to take land through entitlement and development Century does not own any unentitled land Structuring flexibility through land option contracts Holds 4.8 years’ supply of land as of March 31, 2016(1) ample supply of land and Well-Located Lots Strong Lot Inventory With Land Sourcing And Evaluation Capabilities LOT INVENTORY(2)   Owned Controlled Total % Colorado 2,901 754 3,655 28% Central Texas 1,181 462 1,643 13% Las Vegas 1,864 -- 1,864 14% Houston 248 175 423 3% Atlanta 3,016 2,587 5,603 42% Total Consolidated 9,210 3,978 13,188 100%

Key Highlights Seasoned and Aligned Management Team Strong and Growing Geographical Footprint Superior Operating Performance Attractive and Well-Located Land Positions Diversified Operating Strategy Financial Capacity to Execute Growth Strategy

Financial Capacity to Execute Growth Strategy $165.5 million of liquidity(1) $260 million Senior Unsecured Notes due 2022 6.875% coupon Matures May 15, 2022 Moody’s and S&P ratings of B3 / B, respectively(2) $300 million Revolving Credit Facility, with a $100 million accordion feature Available liquidity calculated as cash and equivalents plus closed home receivables and availability on the revolving credit facility, excluding the $100 accordion feature. Reaffirmed April 2016. SUMMARY BALANCE SHEET / CAPITALIZATION $ MILLIONS  MARCH 31, 2016 Cash $11.4 Inventories 867.4 Total Assets 957.6 Debt: Revolving Credit Facility 160.0 Senior Unsecured Notes Due 2022 260.0 Other (5.0) Total Debt 415.0 Total Liabilities 541.1 Total Equity 416.5 Credit Metrics   Available Liquidity(1) 165.5 Debt / Book Capitalization 49.9% Net Debt / Net Book Capitalization 49.2% Cash + Inventories / Debt 2.1x

Strengthened Backlog Positions Company to Execute Growth Strategy At March 31, 2016 969 homes in backlog with a total dollar value of $361.3 million and average sales price of $372,900 as of March 31, 2016 Increased backlog dollar value 17% since March 31, 2015 Increased backlog average sales price 11% since March 31, 2015 Growing backlog value positions Century for continued solid improvement in profitability Positioned for further expansion of backlog in new and existing markets Rapidly growing backlog reflects continued new community openings in existing markets and expansion into new markets BACKLOG DOLLAR VALUE BY DIVISION(1)

Key Highlights Seasoned and Aligned Management Team Strong and Growing Geographical Footprint Superior Operating Performance Attractive and Well-Located Land Positions Diversified Operating Strategy Financial Capacity to Execute Growth Strategy

Historical Operating Performance Demonstrated history of substantial growth in operating metrics NET NEW HOME ORDERS TOTAL REVENUE ($MM) ENDING SELLING COMMUNITIES HOME CLOSINGS BACKLOG VALUE ($MM) ADJUSTED EBITDA ($MM)

Historical Operating Performance | q1 2016 Demonstrated history of substantial growth in operating metrics NET NEW HOME ORDERS HOME CLOSINGS ENDING SELLING COMMUNITIES TOTAL REVENUE ($MM) BACKLOG VALUE ($MM) ADJUSTED EBITDA ($MM) 11% 20% 18% 10% Flat 12%

Key Highlights Seasoned and Aligned Management Team Strong and Growing Geographical Footprint Superior Operating Performance Attractive and Well-Located Land Positions Diversified Operating Strategy Financial Capacity to Execute Growth Strategy

Historical Financial Performance

CENTURY COMMUNITIES

HISTORICAL FINANCIALS

$ 000s	Quarter ended March 31, 2015 2016	2015	Year ended December 31, 2015	2014	2013	2012
Home sales revenues	$ 181,081	$ 154,335	$ 725,437	$ 351,823	$ 171,133	$ 96,030
Land sales revenues	1,970	-	3,405	4,800	-	-
Golf course and other revenues	1,045	2,103	5,647	5,769	-	-
Total revenue	184,096	156,438	734,489	362,392	171,133	96,030
Cost of home sales revenues	144,353	124,806	579,203	276,386	129,651	75,448
Cost of land sales revenues	1,826	-	3,395	1,808	-	-
Cost of golf course and other revenue	716	1,506	5,037	6,301	-	-
Total cost of revenues	146,895	126,312	587,636	284,495	129,651	75,448
Operating income	12,016	9,194	59,014	31,102	17,860	7,086
Consolidated net income	$ 7,983	$ 6,351	$ 39,890	$ 20,022	$ 12,431	$ 7,439
EBITDA Reconciliation						
Net income	$7,983	$6,351	$39,890	$20,022	$12,431	$7,439
Income tax expense	4,446	3,173	20,415	10,937	5,015	-
Deferred taxes on conversion to a corporation	-	-	-	-	627	-
Interest amortized to cost of closings	3,067	1,621	10,082	2,366	1,521	1,429
Interest expense	2	3	10	26	-	
Depreciation and amortization	1,404	988	4,713	2,941	937	193
EBITDA	$16,902	$12,136	$75,110	$36,292	$20,531	$9,061
Purchase price accounting (1)	136	2,027	2,673	4,697	633	-
Adjusted EBITDA (2)	$17,038	$14,163	$77,783	$40,989	$21,164	$9,061
Balance Sheet Data						
Total Assets	$ 957,621	$ 917,741	$ 917,741	$ 670,616	$ 312,639	$ 90,673
Total Debt	541,092	508,262	390,243	224,247	1,500	33,206
Total Equity	416,529	409,479	409,479	365,205	271,556	24,561

(1) Purchase price accounting for acquired work in process inventory.

(2) Adjusted EBITDA is a non-GAAP financial measure we use as a supplemental measure in evaluating operating performance. We define adjusted EBITDA as consolidated net income before (i) income tax expense, (ii) interest in cost of home sales revenues, (iii) other interest expense, (iv) depreciation and amortization expense, and (v) adjustments resulting from the application of purchase accounting for acquired work in process inventory related to business combinations. We believe adjusted EBITDA provides an indicator of general economic performance that is not affected by fluctuations in interest rates or effective tax rates, levels of depreciation or amortization, and items considered to be non-recurring. Accordingly, our management believes that this measurement is useful for comparing general operating performance from period to period. Adjusted EBITDA should be considered in addition to, and not as a substitute for, consolidated net income in accordance with GAAP as a measure of performance. Our presentation of adjusted EBITDA should not be construed as an indication that our future results will be unaffected by unusual or non-recurring items. Our adjusted EBITDA is limited as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP.

29